SunAmerica Strategic Investment Series, Inc.
Supplement to the Prospectus dated March 1, 1999


The sentence entitled Investments of $1 million or more within the "CALCULATION OF SALES CHARGES" section on page 11 of the prospectus should be replaced with the following:

     Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.



Dated:  September 24, 1999